                                                                  EXHIBIT (z)(1)

                            AGREEMENT OF JOINT FILING

     AIMCO Properties, L.P., AIMCO/IPT, Inc., Cooper River Properties, L.L.C., Reedy River Properties, L.L.C., Insignia Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 19 to
Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: May 15, 2000


                                       AIMCO PROPERTIES, L.P.

                                       By: AIMCO-GP, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       COOPER RIVER PROPERTIES, L.L.C.

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       REEDY RIVER PROPERTIES, L.L.C.

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       AIMCO/IPT, INC.

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       INSIGNIA PROPERTIES, L.P.

                                       By: AIMCO/IPT, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       AIMCO-GP, INC.

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       APARTMENT INVESTMENT
                                       AND MANAGEMENT COMPANY

                                       By: /s/ Patrick J. Foye
                                           -------------------------------------
                                           Executive Vice President

                                       2